SEGMENT INFORMATION (Tables)	12 Months Ended
Dec. 31, 2024
Segment Reporting [Abstract]
Results of Operations of Segments
The following table presents the results of operations for Studio City and reconciliation to net loss attributable to Studio City International Holdings Limited for the years ended December 31, 2024, 2023 and 2022.

	Year Ended December 31,
	2024	2023	2022
Operating revenues:
Revenue from casino contract	$259,842	$155,527	$(56,665)
Rooms	160,721	111,733	17,915
Food and beverage	89,660	62,426	17,489
Entertainment	47,533	61,777	1,649
Services fee	59,529	40,473	21,889
Mall	18,289	10,744	7,189
Retail and other	3,571	2,858	2,082

Total operating revenues	639,145	445,538	11,548
Employee benefits expenses (1)	(146,096)	(103,585)	(60,278)
Depreciation and amortization	(205,060)	(169,397)	(126,956)
Interest expense, net of amounts capitalized	(133,594)	(129,567)	(92,358)
Other segment items (2)	(260,226)	(189,073)	(93,263)

Net loss	(105,831)	(146,084)	(361,307)
Net loss attributable to participation interest	9,105	12,567	34,856

Net loss attributable to Studio City International Holdings Limited	$(96,726)	$(133,517)	$(326,451)

(1)
“Employee benefits expenses” includes salaries, bonuses and incentives, benefits and allocated labor costs for non-gaming operations from Melco’s subsidiaries. Certain amounts of “Employee benefits expenses” are included in “Other segments items” as pre-opening costs, share-based compensation and property charges and other; and with certain amounts incurred during the construction and development stage of Studio City capitalized in property and equipment.

(2)
“Other segment items” mainly include cost of inventories, advertising and promotions expenses, repair and maintenance expenses, utilities and fuel expenses, corporate and other non-gaming services recharged from Melco’s subsidiaries, pre-opening costs, property charges and other, interest income, net foreign exchange (losses) gains, (loss) gain on extinguishment of debt and income tax (expense) benefit.